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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 9, 2001

                    ENTRAVISION COMMUNICATIONS CORPORATION
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                1-15997               95-4783236
           --------------------------------------------------------
           (State or other     (Commission File       (IRS Employer
           jurisdiction of          Number)        Identification No.)
           incorporation)


        2425 OLYMPIC BOULEVARD, SUITE 6000 WEST, SANTA MONICA, CA 90404
        ---------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (310) 447-3870


                                      N/A
        (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS

On January 25, 2001, Entravision Communications Corporation (the "Company") set the date for its 2001 Annual Meeting of Stockholders as Thursday, May 10, 2001. The record date for determination of the stockholders entitled to notice of and to vote at the meeting will be March 30, 2001.

The Company expects to begin mailing proxy materials to stockholders on Tuesday, April 10, 2001. To be considered for inclusion in the proxy statement for the 2001 Annual Meeting, stockholder proposals must be received a reasonable time before the Company begins to print and mail its proxy materials.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial statements of businesses acquired.

           None.

     (b)   Pro forma financial information.

           None.

     (c)   Exhibits.

           None.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENTRAVISION COMMUNICATIONS CORPORATION


                              By: /s/ Jeanette Tully
                                 ----------------------------------------
                                  Jeanette Tully
                                  Chief Financial Officer

DATE: March 9, 2001